UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2020

National CineMedia, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33296	20-5665602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6300 S. Syracuse Way, Suite 300
Centennial, Colorado 80111
(Address of principal executive offices, including zip code)
(303) 792-3600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.01 per share	NCMI	The Nasdaq Stock Market LLC
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain  Officers; Compensatory Arrangements of Certain Officers.
Amendment to Employment Agreement with Scott Felenstein
On April 30, 2020, National CineMedia, Inc. (“the Company”) entered into an Amendment No. 1 (the “Employment Agreement Amendment”) to the Employment Agreement, dated April 3, 2017, with Scott Felenstein, the Company’s Chief Revenue Officer (the “Employment Agreement”). The Employment Agreement Amendment is effective May 1, 2020. The Employment Agreement Amendment extends the term of the Employment Agreement through April 30, 2021 and sets Mr. Felenstein’s annual base salary at $530,714. The remaining terms and conditions of the Employment Agreement, including provisions related to Mr. Felenstein’s annual bonus opportunity, long-term incentive grants, severance and other termination benefits are unchanged by the Employment Agreement Amendment other than the removal of terms associated with the commencement of Mr. Felenstein’s employment with the Company and certain other administrative changes.
The foregoing description of the Employment Agreement Amendment is qualified in its entirety by reference to the complete copy of the Employment Agreement Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.
Interim Principal Financial Officer and Interim Principal Accounting Officer
As previously reported, Katherine L. Scherping, the Company's former Chief Financial Officer, retired on March 12, 2020. On April 28, 2020, the Company's Board of Directors determined that Thomas F. Lesinski, the Company's Chief Executive Officer, will serve as the Company's interim Principal Financial Officer and Julie L. Patterson, NCM LLC's Vice President, Controller will serve as the Company's interim Principal Accounting Officer until the Board of Directors appoints a replacement for the Company's former Chief Financial Officer.
Mr. Lesinski’s biographical data is incorporated herein by reference as set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 26, 2019, and the Company's proxy statement filed on March 13, 2020. Ms. Patterson joined NCM LLC in 2012 as Vice President, Financial Reporting and has served as NCM LLC'’s Vice President, Controller since July of 2017 and will continue in this role. Ms. Patterson does not have a family relationship with any of the executive officers or directors of the Company. There are no arrangements or understandings between Ms. Patterson and any other persons pursuant to which Ms. Patterson was selected as the principal accounting officer of the Company. Ms. Patterson does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
The Company also entered into its standard form of indemnification agreement with Ms. Patterson. The form indemnification agreement was previously filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q that was filed with the Securities and Exchange Commission on August 7, 2018.
Approval of 2020 Omnibus Plan
The Company’s Annual Meeting of Stockholders (the “Annual Meeting”) was held on April 28, 2020. At the Annual Meeting, the stockholders of the Company approved the National CineMedia, Inc. 2020 Omnibus Incentive Plan (the “2020 Omnibus Plan”). The Board approved the 2020 Omnibus Plan on February 28, 2020, and directed that the 2020 Omnibus Plan be submitted to a vote of the stockholders at the Annual Meeting. Awards may be made under the 2020 Omnibus Plan for up to the sum of (i) 7,500,000 shares of common stock and (ii) such additional number of shares of common stock as is equal to the sum of (x) the number of shares of common stock reserved for issuance under the 2016 Equity Incentive Plan that remain available for grant under the 2016 Equity Incentive Plan immediately prior to the date that the 2020 Omnibus Plan is approved by our stockholders and (y) the number of shares of common stock subject to awards granted under the 2016 Equity Incentive Plan and the 2007 Equity Incentive Plan which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of incentive stock options to any limitations under the Internal Revenue Code of 1986, as amended, and any regulations thereunder).
For more information about the 2020 Omnibus Plan, see the Company’s definitive proxy statement dated March 13, 2020. The above description of the 2020 Omnibus Plan and such portions of the proxy statement are qualified in their entirety by reference to the 2020 Omnibus Plan, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07  Submission of Matters to a Vote of Security Holders
The matters that were voted upon at the Annual Meeting on April 28, 2020, and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, where applicable, are set forth below. Each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting was approved.

Proposal No. 1 — Election of Directors

Name	For	Withheld	Broker Non-Votes
Mark B. Segall	65,885,782	935,875	5,340,912
David E. Glazek	66,491,043	330,614	5,340,912
Lawrence A. Goodman	66,041,114	780,543	5,340,912
Kurt C. Hall	63,557,917	3,263,740	5,340,912
Thomas F. Lesinski	64,990,629	1,831,028	5,340,912
Lee Roy Mitchell	63,333,701	3,487,956	5,340,912
Donna Reisman	66,612,117	209,540	5,340,912
Renana Teperberg	63,145,698	3,675,959	5,340,912

Proposal No. 2 — Advisory Approval of the Company’s Executive Compensation

For	Against	Abstentions	Broker Non-Votes
66,190,363	468,751	162,543	5,340,912

Proposal No. 3 — Approve the National CineMedia, Inc. 2020 Omnibus Plan

For	Against	Abstentions	Broker Non-Votes
65,015,061	1,727,090	79,506	5,340,912

Proposal No. 4 — Ratify certain 2019 equity grants to Thomas F. Lesinski

For	Against	Abstentions	Broker Non-Votes
65,498,491	1,234,660	88,506	5,340,912

Proposal No. 5 — Ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the year ending December 31, 2020

For	Against	Abstentions	Broker Non-Votes
71,201,307	829,509	131,753	—

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 to the Employment Agreement, dated April 30, 2020, by and between National CineMedia, Inc. and Scott Felenstein.
10.2	National CineMedia, Inc. 2020 Omnibus Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: May 1, 2020	By:	/s/ Sarah Kinnick Hilty
Sarah Kinnick Hilty
Executive Vice President, General Counsel and Secretary